SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):                      September 8, 1995


                   Stone Container Corporation
     (Exact name of registrant as specified in its charter)


Delaware                    1-3439                36-2041256
(State or other          (Commission                (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)


150 North Michigan Avenue, Chicago, Illinois              60601
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number,
including area code:   (312) 346-6600


                                N/A
(Former name or former address, if changed since last report.)

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Item 5.  Other Events

     On August 31, 1995, Stone Container Corporation issued a press release, which is attached as Exhibit 20 hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

          The exhibits accompanying this report are listed in the accompanying Exhibit Index.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STONE CONTAINER CORPORATION


                                   By:  Leslie T. Lederer
                                        Leslie T. Lederer
                                        Vice President, Secretary
                                        and Counsel


Date:  September 8, 1995

                         EXHIBIT INDEX


     The following exhibit is filed herewith as noted below.


Exhibit No.                         Exhibit
     20                   Press release issued by Stone Container
                          Corporation dated August 31, 1995